Exhibit 99.1

P.O. Box 25099 ~ Richmond, VA 23260 ~ Phone: (804) 359-9311 ~ Fax: (804) 254-3584

P R E S S    R E L E A S E

Universal Corporation to Acquire FruitSmart, a Premier Fruit and Vegetable Processor and Supplier

Acquisition Provides New Growth Opportunity in Adjacent Industry and Represents Foundational Step in Building Broader Agri-Products Services Platform

Aligns with Stated Capital Allocation Strategy

Richmond, VA / November 20, 2019/ PRNEWSWIRE

Universal Corporation (NYSE: UVV) today announced that it has entered into a definitive agreement to acquire FruitSmart, an independent specialty fruit and vegetable ingredient processor serving global markets.

Founded in 1982, FruitSmart supplies a broad set of juices, concentrates, blends, purees, fibers, seed and seed powders, and other value-added products to food, beverage and flavor companies throughout the United States and internationally through value-added processing of various fruit and vegetable products. FruitSmart processes apples, grapes, blueberries, raspberries, cherries, blackberries, pears, cranberries and strawberries as well as other fruits and vegetables. The business is headquartered in the Yakima Valley of the state of Washington, where it has approximately 200 employees and two manufacturing facilities.

“Since outlining our capital allocation strategy in May 2018, we have been identifying a pipeline of strategic opportunities in adjacent markets around our core strengths: leveraging our highly localized rural infrastructure to source and process high-value, non-commodity, semi-perishable varietals from a large, reliant grower base for customers who demand fully traceable and compliant inputs,” said George C. Freeman, III, Chairman, President and Chief Executive Officer of Universal Corporation.

“Given the worldwide addressable market opportunity for fruit and vegetable sourcing and processing, and the similar supplier dynamics and scale benefits to our existing business, this transaction represents a foundational step in building out a broader agri-products services platform and has the potential to be a new source of growth to drive future value creation for our shareholders,” Mr. Freeman continued. “With a

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healthy balance sheet and a demonstrated ability to generate free cash flow, Universal Corporation will continue to explore additional growth opportunities in plant-based ingredients processing and other attractive adjacencies, while maintaining our commitment to our investment grade credit rating and to increasing our quarterly dividend on an annual basis, as we have done for 49 consecutive years.”

Mr. Freeman concluded, “FruitSmart is a market leader for reliability of supply, high-quality products and customized solutions. We are excited to work with the talented and highly regarded FruitSmart management team to build on this strong foundation and FruitSmart’s demonstrated ability to achieve profitable growth.”

Universal Corporation expects the transaction to close in the current fiscal year, subject to customary closing conditions. Following the close of the transaction, Terry Chambers, President of FruitSmart, will continue to lead the FruitSmart business as President.

“By joining Universal Corporation, FruitSmart and our employees will benefit from Universal’s global agri-products services and supply chain management expertise, as well as the greater resources and enhanced scale of a larger, public company. Importantly, we will maintain our continued commitment to outstanding product quality and our strong relationships with our growers and our customers,” said Terry Chambers, President of FruitSmart.

FruitSmart is well-positioned to capitalize on recent shifts in market dynamics and consumer behavior including a secular shift towards health and wellness, favoring natural clean-label ingredient producers and the rise of fruit as a natural clean-label sweetener alternative to processed sugar. FruitSmart also stands to benefit from growing consumer interest in better-for-you premium ingredients, including custom blends, not-from-concentrate and dry products, and strong growth in targeted end markets utilizing FruitSmart products, including ciders, purees and nutraceuticals.

Universal Corporation anticipates this acquisition will be accretive to earnings the first fiscal year following closing. As previously outlined, Universal Corporation believes businesses in adjacent industries could represent at least 10 to 20 percent of earnings in the next five years.

Universal Corporation expects to fund the transaction with a combination of cash on hand and existing borrowing capacity.

Advisors

J.P. Morgan acted as exclusive financial advisor to Universal Corporation, and Troutman Sanders LLP acted as legal counsel. Cascadia Capital acted as exclusive financial advisor to FruitSmart, and Davis Wright Tremaine LLP acted as legal counsel.

About Universal Corporation

Universal Corporation (NYSE: UVV), headquartered in Richmond, Virginia, sources, processes, and supplies agri-products. Tobacco has been our principal focus since our founding in 1918, and we are the leading global leaf tobacco supplier. We conduct business in more than 30 countries on five continents. Our revenues for the fiscal year ended March 31, 2019, were $2.2 billion. For more information on Universal Corporation, visit our website at www.universalcorp.com.

Forward Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “assume,” “estimate,” “expect,” “target” “project,” “predict,” “intend,” “plan,” “believe,” “potential,” “may,” “should,” “would” and similar expressions may

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identify forward looking information. Forward-looking information in these materials includes, but is not limited to: the acquisition of FruitSmart; the expected closing of the FruitSmart acquisition; and contributions to future earnings. The Company cautions readers that any statements contained herein regarding financial condition, results of operation, and future business plans, operations, opportunities, and prospects for its performance are forward-looking statements based upon management’s current knowledge and assumptions about future events, and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, product purchased not meeting quality and quantity requirements; reliance on a few large customers; its ability to maintain effective information technology systems and safeguard confidential information; anticipated levels of demand for and supply of its products and services; costs incurred in providing these products and services; timing of shipments to customers; changes in market structure; government regulation; product taxation; industry consolidation and evolution; changes in exchange rates and interest rates; impacts of regulation and litigation on its customers; industry-specific risks related to its food ingredient business; exposure to certain regulatory and financial risks related to climate change; changes in estimates and assumptions underlying its critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. A further list and description of these risks, uncertainties, and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, and in other documents the Company files with the Securities and Exchange Commission. This information should be read in conjunction with the Annual Report on Form 10-K for the year ended March 31, 2019 and the Form 10-Q for the most recently ended fiscal quarter. The Company cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made.

Investor Contact Information:

Candace C. Formacek

Phone: (804) 359-9311

Fax: (804) 254-3584

Email: investor@universalleaf.com

Media Contact Information:

Joele Frank, Wilkinson Brimmer Katcher (Steve Frankel / Arielle Rothstein): 212-355-4449

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